Exhibit 10.19

ACKNOWLEDGEMENT, WAIVER AND CONSENT AGREEMENT

This Acknowledgement, Waiver and Consent Agreement (this “Agreement”) is dated as of [•], 2022, and is made by and among BCP QualTek HoldCo, LLC, a Delaware limited liability company (the “Company”), the purchasers of the Notes (as defined herein) listed as signatories hereto (each, a “Purchaser” and collectively, the “Purchasers”), and Roth CH Acquisition III Co., a Delaware corporation (the “SPAC”). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Notes (as defined below).

RECITALS

WHEREAS, the Company, the Purchasers and the SPAC entered into those certain Note Purchase Agreements, dated as of June 16, 2021 (the “NPAs”), pursuant to which the Company sold Purchasers, and Purchasers purchased from the Company, $44,400,000 in aggregate principal amount of one or more convertible notes of the Company (collectively, the “Notes”) in accordance with the terms, subject to the conditions and in reliance on, the recitals, representations, warranties, covenants and agreements set forth in the NPA and the Notes; and

WHEREAS, each Purchaser (a) is a sophisticated investor, (b) has the opportunity to ask the Company and the SPAC questions concerning the Company, the SPAC and their investments and has received satisfactory answers to any such questions posed to the Company or the SPAC, and has had access to such other information concerning Company, the SPAC and their investments as it has requested, in order to make an informed and voluntary decision to enter into this Agreement, (c) has adequate information concerning the Company and the SPAC to make an informed decision regarding the transactions contemplated hereby and (d) has independently made Purchaser’s own analysis and decision to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, conditions and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1	Acknowledgements by the Parties. The Company, each Purchaser and the SPAC acknowledge and agree that:
1.1

(a) concurrently with the execution and delivery of this Agreement, the Purchasers and the Company shall enter, and are entering, into Amendment No. 2 to the Note, attached hereto as Exhibit A and (b) the parties shall modify, and are hereby modifying, the form Company A&R LLCA in the form attached hereto as Exhibit B (the “A&R LLCA”) which will be attached as an exhibit to the BCA (replacing the prior exhibit attached thereto);

1.2

as of the date of this Agreement, to the knowledge of such Purchaser, neither the Company nor the SPAC are in default under the NPA or the Note (as amended) and no event or condition has occurred or exists which would constitute a default by the Company or the SPAC under the NPA or the Note (as amended);

1.3

such Purchaser has reviewed any and all information disclosed and provided to date, including any information made available, publicly or otherwise, to such Purchaser by the Company, the SPAC or their respective representatives, and has made its own decision based on its own judgment, due diligence and advice from its advisors, as applicable, as it, he or she has deemed necessary and not based on any view expressed by any other person or entity;

1.4

for the avoidance of doubt, the definition of “Registrable Securities” as defined in the Registration Rights Agreement (as defined in the BCA) shall and does include the shares of Buyer Class A Common Stock (as defined in the BCA) issuable upon the exchange of each Purchaser’s Common Units (as defined in the BCA) and shares of Buyer Class B Voting Stock (as defined in the BCA) pursuant to the terms of the A&R LLCA, subject to the exceptions set forth in such definition;

1.5

notwithstanding anything to the contrary contained in this Agreement, the NPA, the Note (as amended) or the A&R LLCA, as contemplated by Section 6 of the NPA, the Purchasers (which, for the avoidance of doubt, does not include any Purchaser that is an affiliate of Brightstar Capital Partners) shall not be a party to, and shall not be entitled to any benefits under, the Tax Receivable Agreement (as defined in the BCA);

1.6

each Purchaser is not relying upon, and has not relied upon, any advice, statement, representation or warranty made by any person by or on behalf of the Company or the SPAC, or any of their respective agents, attorneys, other advisors their respective affiliates, except for the express statements, representations and warranties of the Company made or contained in this Agreement and any other representations and warranties are disclaimed by the Company and the SPAC, and their respective affiliates, agents and advisors; furthermore, each Purchaser acknowledges that nothing in this Agreement or any other materials presented by or on behalf of the Company or the SPAC to such Purchaser in connection herewith constitutes legal, tax or investment advice;

1.7	except as expressly modified herein and hereby, the Note (as amended), the NPA and the BCA shall continue in full force and effect in accordance with their terms after the date hereof; and
1.8	each party has complied in all respects with its obligations under Section 6 of the NPA.
2

ISSUANCE OF COMMON UNITS AND CLASS B VOTING STOCK.  Immediately following the consummation of the SPAC Combination, and upon receipt by the Company of each Purchaser’s duly executed joinder to the A&R LLCA, the SPAC shall cause the Transfer Agent (as defined in the BCA) to provide to each Purchaser evidence of book-entry shares representing the number of Common Units and whole shares of Buyer Class B Voting Stock to which such Purchaser is entitled in respect of the conversion of such Purchaser’s Note into Common Units and shares of Buyer Class B Voting Stock pursuant to Section 3(a) of the Note (as amended). It is expressly understood and agreed that the delivery of the Common Units and shares of Buyer Class B Voting Stock pursuant to this Section 2 (a) shall not require any further action on the part of any Purchaser, the Company or the SPAC except as required pursuant to the Note and/or the NPA or as may be reasonably requested by the Company or the SPAC in order to effectuate (x) the issuance of the applicable Common Units and whole shares of Buyer Class B Voting Stock by the Company and the SPAC, respectively, or (y) the provision of evidence of book-entry shares representing the applicable Common Units and whole shares of Buyer Class B Voting Stock by the Transfer Agent and (b) shall be in full satisfaction of the Company’s and the SPAC’s obligations with respect to the issuance of such Common Units and shares of Buyer Class B Voting Stock under the NPAs and the Notes (as amended), and, once issued in accordance with the terms set forth herein and in the Notes (as amended), the Company, the SPAC and their respective affiliates shall have no liability to the Purchaser or any other Person in respect of the same under the NPAs or the Notes (as amended).

3	MISCELLANEOUS. Article 7 of the NPA is hereby incorporated by reference and made a part hereof, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

BCP QUALTEK HOLDCO, LLC

By:
Name:
Title:

ROTH CH ACQUISITION III CO.

By:
Name:
Title:

PURCHASERS

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT A

(attached)

EXHIBIT B

(attached)